3 Quarter 2010 Earnings Conference October 7, 2010 Alcoa Logo Exhibit 99.2 rd

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Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2009, Form 10-Q for the quarters ended March 31, 2010,
June 30, 2010 and other reports filed with the Securities and Exchange
Commission.

Chuck McLane Executive Vice President and Chief Financial Officer Alcoa Logo

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3   Quarter 2010 Financial Overview
Income from Continuing Operations
of $61 million, or
$0.06 per share.
Restructuring and other special items totaled $35 million, or $0.03 per share.
Revenue up 2% sequentially,
15% versus 3Q’09
Adjusted EBITDA of $602 million, 11% Margin
Free Cash Flow of $176 million
Cash Sustainability targets on track
Debt balance reduced by $491 million, extended debt maturity profile
Debt to Capital of 35.7%,
270 basis points lower sequentially

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Revenue Change by Market
3%
(14%)
10%
10%
(2%)
5%
11%
(7%)
2%
(1%)
6%
24%
9%
49%
18%
(24%)
(10%)
27%
35%
24%
3Q’10 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
5
14%
3%
7%
5%
4%
2%
14%
5%
14%
32%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

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Sequential Income Statement Summary
$ Millions
2Q’10 3Q’10 Change
Sales $5,187 $5,287 $100
Cost of Goods Sold $4,210 $4,413 $203
COGS % Sales 81.2% 83.5% 2.3 % pts.
Selling, General Administrative, Other $208 $232 $24
SGA % Sales 4.0% 4.4% 0.4 % pts.
Restructuring and Other Charges $30 $2 ($28)
Effective Tax Rate 25.0% (81.7%) NA
Income from Continuing Operations $137 $61 ($76)
Income Per Diluted Share $0.13 $0.06 ($0.07)

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$ Millions
After-Tax & Non-
Controlling Interests
Earnings
Per Share
Income Statement
Classification Segment
Restructuring $1 Restructuring Corporate
Discrete Tax Items $38 Taxes Corporate
Special Items: ($74)
Sao Luis Recovery Costs ($23) Cost of Goods Sold Alumina
Aviles Flood Impact ($13)
Revenue, COGS &
Other Income/Expense
Primary Metals
& Corporate
Debt Tender Offer ($9) Interest Expense Corporate
Mark-to-Market Derivatives ($29) Other Income/Expense Corporate
Total ($35) ($0.03)
3   Quarter Restructuring and Special Items

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3   Quarter 2010 vs. 2   Quarter 2010 Earnings Bridge
Income from Continuing Operations excluding Restructuring & Special Items ($ millions)
8
See appendix for reconciliation
$139 ($54)
$35
($28)
$13 ($9)
$96
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Alumina
3   Quarter Highlights
4   Quarter Outlook
3   Quarter Business Conditions
9
3Q 09 2Q 10 3Q 10
Production (kmt) 3,614 3,890 4,047
3   Party Shipments (kmt) 2,191 2,264 2,423
3   Party Revenue ($MM) 530 701 717
ATOI ($MM) 65 94 70
-
Realized third-party alumina price down 5%
-
Negative currency impact of $26 million resulting
from weaker USD against Australian dollar
-
Higher production and equipment costs at Sao Luis
adversely impacted results by $25 million
-
Impact of tax rate change in Brazil of $42 million
-
Pricing to follow two-month lag on LME
-
Continued benefits from cash sustainability
initiatives
-
Production projected to increase 150 KMT
3   Quarter Performance Bridge
$ Millions
$94
$70
($24)
$15
($26)
$13
($19)
($25)
$42
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Primary Metals
3    Quarter Highlights 3   Quarter Business Conditions
4   Quarter Outlook
10
3Q 09 2Q 10 3Q 10
Production (kmt) 881 893 891
3   Party Shipments (kmt) 698 699 708
3   Party Revenue ($MM) 1,362 1,710 1,688
3   Party Price ($/MT) 1,972 2,309 2,261
ATOI ($MM) (8) 109 78
-
Realized pricing down 2% sequentially
-
Lower alumina and LME-linked power costs based
on quarter lag
-
Negative currency impact of $5 million
-
Cash sustainability initiatives offset increases in
raw material costs
-
Higher non-LME linked energy costs of $3 million
-
Pricing to follow 15-day lag to LME
-
Production expected to increase 25 KMT as
Aviles ramps-up
-
Continued productivity benefits from cash
sustainability initiatives
-
Expect higher carbon product costs
3   Quarter Performance Bridge
$ Millions
$109
($5) ($8) $78
($31)
$5
($3)
$2
$9
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Flat Rolled Products

4   Quarter Outlook
3   Quarter Business Conditions 3   Quarter Highlights
ATOI  $ Millions 3Q 09 2Q 10 3Q 10
Flat Rolled Products,
excl Russia, China & Other
37 71 61
Russia, China & Other (27) 0 5
Total ATOI
10 71 66
-
Higher volumes in Russia, North America, and
China
-
Tennessee fire negatively impacted quarter by
$3 million
-
Russia profitable for second consecutive quarter
-
Continued strong demand in most regions offset by
normal seasonal declines in the North American
packaging business
-
Pricing and mix remain strong
-
Higher energy costs expected
-
Minimal impact expected from the Tennessee fire
3   Quarter Performance Bridge
$ Millions
$71
($1)
$18 $3  $1 ($19)
($7)
$66
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Engineered Products and Solutions
3   Quarter Business Conditions
4   Quarter Outlook
3   Quarter Highlights
12
-
Seasonal impact from customer year-end
shutdowns
-
Continued benefits from cash sustainability
initiatives
$ Millions 3Q 09 2Q 10 3Q 10
3   Party Revenue 1,128 1,122 1,173
ATOI 75 107 114
Adjusted EBITDA % of
Revenue
13% 17% 18%
3   Quarter Performance Bridge
$ Millions
$107
($7)
$8
$1
$9
($4)
$114
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3   Quarter 2010 Cash Flow Overview

See appendix for free cash flow reconciliation
3Q’10 FCF
$176 million
$843 million
of cash
($ Millions) 3Q'09 2Q'10 3Q'10
Net Income $124 $170 $109
DD&A 342 364 358
Change in Working Capital 100 (422) 213
Pension Contributions (33) (22) (26)
Taxes / Other Adjustments (349) 210 (262)
Cash From Operations $184 $300 $392
Dividends to Shareholders (30) (31) (31)
Change in Debt (284) 35 (555)
Distributions to  Noncontrolling Interest (14) (41) (41)
Contributions from Noncontrolling Interest 74 37 57
Other Financing Activities 0 3 (4)
Cash From Financing Activities ($254) $3 ($574)
Capital Expenditures (370) (213) (216)
Other Investing Activities 646 (33) (128)
Cash From Investing Activities $276 ($246) ($344)
Debt-to-Cap
at 35.7%
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We Are Focused on Driving Shareholder Value

*Procurement reduction
of $2.5 billion
Overhead reduction of
$500 million
Capital expenditures of
$1.25 billion
Days Working Capital
reduction of 2 days
*Procurement and other productivity
Responding Rapidly
Tennessee hot mill
operational
Aviles ramping-up to
93kmt run-rate by year-
end
Sao Luis at 2.9 MMT run
rate; going to 3.5 MMT
run rate by year-end
Meeting Targets
New baseline
performance levels in
Flat Rolled and EPS
groups
Strengthened balance
sheet
FCF Positive
Driving Results

Klaus Kleinfeld Chairman and Chief Executive Officer Alcoa Logo

Alcoa Logo Market Conditions in 2010 Alcoa End Markets: Current Assessment of 2010 vs. 2009 Conditions Source: Alcoa analysis 16

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1.6
0.9
10%
2010 Projected Primary Aluminum Consumption by Region (in mmt)
2010 Demand Growth Forecast at 13% Versus 2009
Russia
Brazil
Asia w/o China
North America
Europe
China
2009 vs. 2010
Projected Growth Rates
2010 Estimated
Consumption
-15%
-15%
-5%
16.5
4%
-5%
1.0
16%
*Other
7%
-2%
*Other consists of: Middle East, Latin America ex Brazil and Rest of World
39.6
2009
Actual
2010
Forecast
21%
17
Source: Alcoa Analysis
6%
2009 Global Demand Growth
Rate:  -6%
2010 Global Demand Growth
Rate 13%
(2010 ex China:  8%)
4%
6%
India
2.9
-15%
14%
0%

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0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
Midwest
Japan
Europe
Consumption Driving Inventory Decline & High Premiums
LME at 40
days
Non-LME at
19days
59 days of
consumption
18
Global
Inventories
4 Days Lower
vs. 2Q’10
$119 / MT
$192 / MT
$141 / MT
Regional Premiums Near All-Time Highs Global Inventories Falling

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2010 Annualized Production (thru Aug) 24,090
Demand (23,070)
Net Surplus 1,020
Exports to China, Net (200)
Net Surplus 820
China Western World
2010 Primary Aluminum Surplus Reduced By 180 KMT
2010 Annualized Production (thru July) 16,500
Demand (16,500)
Imports from West, Net 200
Net Surplus 200
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI

Surplus
2010E Aluminum Supply / Demand Balance (in kmt)

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2010E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI
Balanced
2010 Global Alumina in Balance
China Western World
20
2010 Annualized Production 28,250
Imports from Western World 4,200
Supply 32,450
Demand (32,000)
(Deficit) / Surplus
450
2010 Annualized Production 50,500
Exports to China (4,200)
Supply 46,300
Demand  (46,500)
(Deficit) / Surplus (200)

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Continued Value Creation From The Alumina Leader
Alumina financial and strategic overview
Adjusted EBITDA  per Metric Ton
21
LME Adjusted EBITDA/MT
100%
110%
95%
105%
Alcoa 3   Party Alumina Sales Price % LME
– Sao Luis to reach full capacity by year-end
– Record production in 2010
– Unparalleled growth potential
– Ma’aden, lowest cost refinery online in 2014
– Current capacity of 18.1 MMT
Alcoa:  The Alumina Leader
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD
72
62
44
48
68
75
110
104
81
20
48
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,116
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD
Average =
~$70/MT
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487
460
321
336
418
398
784
626
392
(159)
280
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,116
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD
Driving Primary Metal To A New Profitability Level
Primary Metals financial and strategic overview
Adjusted EBITDA  per Metric Ton
LME Adjusted EBITDA/MT
22
– Optimizing smelter portfolio; reducing costs
– Ma’aden, lowest cost smelter online in 2013
– Improving cost curve position
Alcoa:  Poised For Profitable Growth
Average =
~$410/MT
Global Leader Power To Grow Lowering Cost
4.5 MMT of
Capacity
85% of Power
Secured Until 2025
Ma’aden
+185KMT

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Rolled Products Positioned to Substantially Improve Returns
Flat Rolled Products financial and strategic overview
Adjusted EBITDA & Adjusted EBITDA % Sales
23
573 541 495 479 531 620 536 498 254 224 413
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
YTD 2010 3   Party Sales by Market
80%
Utilization
11% 11% 11%
10%
9% 9%
6%
5%
3%
4%
9%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD
Distribution
15%
Automotive
7%
B&C
5%
Commercial
Transport
5%
Industrial
/Other
14%
Packaging
43%
Aerospace
11%
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Aerospace
47%
IGT
11%
B&C
19%
Commercial
Transport
13%
Automotive
4%
Other
6%
EPS Strong Platform for Profitable Growth
Engineered Products & Solutions financial and strategic overview
Adjusted EBITDA & Adjusted EBITDA % Sales
24
368 436 287 356 495 536 676 783 922 630 559
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
YTD 2010 3   Party Sales by Market
70%
Utilization
65%
Utilization
11% 11%
8%
9%
12%
11%
12%
13%
15%
13%
17%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD
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Aggressively Pursuing 2010 Operational Targets
Procurement Overhead
$500
Total Capex
$1,250
Working Capital
35
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
$431
$785
42
$ Millions $ Millions Days Working Capital
$2,500
$2,154
2010
YTD
2010
Target
2010
YTD
2010
Target
2010
YTD
2010
Target
3Q’10 2010
Target
Procurement and other productivity   Total Capex includes investments in Ma’aden project
25
1
2
2
1

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Alcoa Lives Its Values Every Day

Total Recordable Incident Rate
Lost Workday Incident Rate
Sustainability Leadership
9
th
Consecutive Year
Safety Incident Rate History and Significant Accreditations in 2010
Best Ever Safety Performance
Ranked Third of 339 Companies
Named to World & North American
Indexes
Alcoa Primary Aluminum Certified
3.86
3.57
2.26
2.03
1.85
1.48
1.40
1.50
1.42
1.32
1.30
0.29
0.31
0.19 0.19
0.13 0.13
0.11
0.15
0.14
0.15
0.09
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0

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Alcoa Is Driving Value Today And Over The Long-Term

–
Repositioned
Alcoa
driving growth and
profitability
–
Lean lessons
learned in
downturn now
sustainable
practices
–
Disciplined execution
underlies all Alcoa
activities
–
Focus on driving
shareholder returns
Alcoa: Driving Value
Alcoa Performance Strengthening
(Adjusted EBITDA Margin)
20%
17%
15%
14%
15%
14%
19%
16%
12%
2%
13%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
YTD

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Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- 10% versus USD
Australian $ +/- $75 million
Brazilian $ +/- $50 million
Euro € +/- $40 million
Canadian $ +/- $35 million
+/- $100/MT = +/- $200 million
LME Aluminum Annual Net Income Sensitivity

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Effective Tax Rate
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
30
$ Millions
1Q’10 2Q’10 3Q’10 YTD’10
(Loss) income from continuing operations before income taxes ($88) $228 $60 $200
Provision for income taxes $84 $57 ($49) $92
Effective tax rate as reported (95.5%) 25.0% (81.7%) 46.0%
Discrete tax provisions:
Medicare Part-D $79 -- $79
Transaction-related and other items $33 ($16) ($38) ($21)
Discrete tax items attributable to Noncontrolling Interest ($30) ($30)
Subtotal - Discrete tax (benefits) provisions $112 ($16) ($68) $28
(Benefit) Provision for income taxes excluding discrete tax (benefits) provisions ($28) $73 $19 $64
Effective tax rate excluding discrete tax (benefits) provisions 31.8% 32.0% 31.7% 32.0%

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Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
31
(in millions)
1Q09 2Q09 3Q09 4Q09 2009 1Q10 2Q10 3Q10
   Total segment ATOI $    (143) $    (132) $     142  $    (101) $    (234) $     306  $     381  $     328
   Unallocated amounts (net of tax):
      Impact of LIFO 29 39 80 87 235 (14) (3) (2)
      Interest income 1 8 (1) 4 12 3 3 3
      Interest expense (74) (75) (78) (79) (306) (77) (77) (91)
      Noncontrolling interests (10) 5 (47) (9) (61) (22) (34) (48)
      Corporate expense (71) (70) (71) (92) (304) (67) (59) (71)
      Restructuring and other charges (46) (56) (3) (50) (155) (122) (21) 1
      Discontinued operations (17) (142) 4 (11) (166) (7) (1) –
      Other (166) (31) 51 (26) (172) (201) (53) (59)
   Consolidated net (loss) income attributable to
Alcoa $    (497) $    (454) $       77 $    (277) $ (1,151) $    (201) $     136 $       61

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Reconciliation of Adjusted Income

(in millions)
Quarter ended
June 30,
2010
September 30,
2010
Net income
attributable to Alcoa
$     136
$       61
Loss from
discontinued
operations
        (1)
         –
Income from
continuing
operations
attributable to Alcoa
137
61
Restructuring and
other charges
20
(1)
Discrete tax items* (16) (38)
Special items**         (2)        74
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$     139
$       96
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following: for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41); a charge for a tax rate change in Brazil ($11); and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8); and, for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10).

** Special items include the following: for the quarter ended September 30, 2010, unfavorable mark-to-market changes in derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of 2010 ($23), restart costs and lost volumes related to a June 2010 flood at the
Avilés smelter in Spain ($13), and a net charge for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option (partially offset by gains from the termination of related in-the-money interest rate swaps) ($9); and, for the quarter ended June 30, 2010, favorable mark-to-market changes in derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the USW ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7).

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Reconciliation of Free Cash Flow

Quarter
ended
Nine months
ended
(in millions)
September 30,
2010
Cash provided from operations $     392 $     891
Capital expenditures     (216)     (650)
Free cash flow $     176 $     241
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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Reconciliation of Alcoa Adjusted EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 2010 YTD
Net income (loss)
attributable to
Alcoa
$  1,484
$     908
$     420
$     938
$  1,310
$  1,233
$  2,248
$  2,564
$      (74)
$ (1,151)
$       61
$        (4)
Add:
Net income
attributable to
noncontrolling
interests
306
205
181
212
233
259
436
365
221
61
48
104
Cumulative effect
of accounting
changes
5
–
(34)
47
–
2
–
–
–
–
–
–
(Income) loss from
discontinued
operations
(73)
5
101
–
27
50
(22)
250
303
166
–
8
Provision (benefit)
for income taxes
859
524
307
367
546
464
853
1,623
342
(574)
(49)
92
Other (income)
expenses, net
(136)
(295)
(175)
(278)
(266)
(478)
(236)
(1,920)
(59)
(161)
43
48
Interest expense 427 371 350 314 271 339 384 401 407 470 139 376
Restructuring and
other charges
      (1)
      530
      398
      (28)
      (29)
      266
      507
      268
      939
      237
      2
      219
Provision for
depreciation,
depletion, and
amortization
   1,123
   1,144
   1,037
   1,110
   1,142
   1,227
   1,252
   1,244
   1,234
   1,311
      358
   1,079
Adjusted Earnings
before interest,
taxes,
depreciation, and
amortization
(EBITDA)
$  3,994
$  3,392
$  2,585
$  2,682
$  3,234
$  3,362
$  5,422
$  4,795
$  3,313
$     359
$     602
$  1,922
Sales $19,947 $19,906 $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $  5,287 $15,361
Adjusted
EBITDA/Sales
(Adjusted EBITDA
Margin)

20%

17%

15%

14%

15%

14%

19%

16%

12%

2%

11%

13%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Alumina Adjusted EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
After-tax operating
income (ATOI)
$     585
$     471
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$     236
Add:
Depreciation,
depletion, and
amortization
163
144
139
147
153
172
192
267
268
292
299
Equity (income) loss (3) (1) (1) – (1) – 2 (1) (7) (8) (7)
Income taxes       279       184       130       161       240       246       428       340       277        (22)        46
Other        (12)        (17)        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (2)
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$  1,012
$     781
$     569
$     668
$     978
$  1,092
$  1,666
$  1,564
$  1,239
$     282
$     572
Production
(thousand metric
tons) (kmt)
13,968
12,527
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
11,803
Adjusted
EBITDA/Production
($ per metric ton)

72

62

44

48

68

75

110

104

81

20

48
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The
Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa Logo
Reconciliation of Primary Metals Adjusted EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
After-tax operating
income (ATOI)
$  1,000
$     905
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     310
Add:
Depreciation,
depletion, and
amortization
311
327
300
310
326
368
395
410
503
560
431
Equity (income) loss (50) (52) (44) (55) (58) 12 (82) (57) (2) 26 (1)
Income taxes       505       434       266       256       314       307       726       542       172      (365)         15
Other        (41)          (8)        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (6)
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$  1,725
$  1,606
$  1,125
$  1,180
$  1,410
$  1,413
$  2,786
$  2,313
$  1,572
$    (567)
$     749
Production
(thousand metric
tons) (kmt)
3,539
3,488
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
2,673
Adjusted
EBITDA/Production
($ per metric ton)
     487
     460
     321
     336
     418
     398
     784
     626
     392
    (159)
     280
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The
Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa Logo
Reconciliation of Flat-Rolled Products Adjusted EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
After-tax operating
income (ATOI)
$     296
$     253
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     167
Add:
Depreciation,
depletion, and
amortization
153
167
184
190
200
220
223
227
216
227
173
Equity (income) loss (3) 2 4 1 1 – 2 – – – –
Income taxes       126       124         90         71         75       121         58         92         35         48         72
Other           1          (5)          (8)          (5)           1           1         20           1           6          (2)           1
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$     573
$     541
$     495
$     479
$     531
$     620
$      536
$     498
$     254
$     224
$     413
Total sales
$  5,167
$  4,868
$  4,571
$  4,768
$  6,042
$  7,081
$  8,610
$  9,597
$  9,184
$  6,182
$  4,786
Adjusted
EBITDA/Total sales

11%

11%

  11%

10%

9%

9%

6%

5%

3%

4%

9%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The
Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa Logo Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q09 2Q10 3Q10
2010
YTD
After-tax operating
income (ATOI) $     125 $     189 $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $       75 $     107 $     114 $     302
Add:
Depreciation,
depletion, and
amortization 165 186 150 166 168 160 152 163 165 177 41 38 37 116
Equity (income)
loss (1) – – – – – 6 – – (2) (1) – (1) (2)
Income taxes 79 61 39 55 65 116 155 192 222 139 33 48 63 142
Other – – 35 11 106 (11) (2) (7) 2 1 2 – 1 1
Adjusted Earnings
before interest,
taxes,
depreciation, and
amortization
(EBITDA) $     368 $     436 $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     150 $     193 $     214 $     559
Total sales $  3,386 $  4,141 $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  1,128 $  1,122 $  1,173 $  3,369
Adjusted
EBITDA/Total
sales 11% 11% 8% 9% 12% 11% 12% 13% 15% 13% 13% 17% 18% 17%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold;
Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.